                                                                    EXHIBIT 10.3


                                ESCROW AGREEMENT

TO:              European American Bank
                 335 Madison Avenue
                 New York, New York  10017
                 Attention:  Financial Institutions North America

                 The following property is to be deposited with you as Escrow Agent in one or more Money Market Accounts which shall be entitled "Smith Barney Westport Futures Fund L. P." (Escrow Accounts):

                 All proceeds of subscriptions (the "Escrow Property") for Units of Limited Partnership Interest ("Units") in SMITH BARNEY WESTPORT FUTURES FUND L. P., a New York limited partnership (the "Partnership"), received by Smith Barney Inc. ("SB"), Selling Agent for the Partnership, or additional selling agents appointed by SB. SB shall deliver to all such prospective subscribers interim receipts for the amount of the funds deposited in this escrow.

                 As Escrow Agent, you are hereby directed to hold, deal with and dispose of the Escrow Property and any other property at any time held by you hereunder subject to the terms and conditions hereinafter set forth:

                 1. During the Initial Offering Period (as defined in Paragraph 6 below), all Escrow Property (up to the collected balances in the account or accounts and as the balances become collected in the account or accounts) deposited with the Escrow Agent and any interest earned thereon (which shall also be part of the Escrow Property) shall be paid over and delivered to the Partnership as directed by written notice by Smith Barney Futures Management Inc., general partner of the Partnership (the "General Partner"), as soon as practicable after receipt by the Escrow Agent of such written notice in accordance with Paragraph 2 below. In the event the General Partner has directed you to operate two bank money market accounts for the Partnership, such request shall specify the account from which the Escrow Property should be paid over and delivered to the Partnership.

                 2. If subscriptions for Units in the aggregate value of $20,000,000 have been received during the Initial Offering Period (as defined in Paragraph 6 below), as evidenced by an affidavit of the General Partner attesting to said fact, the Escrow Property shall be paid over and delivered to the Partnership as soon as practicable after the receipt of the written request of the General Partner. Any interest earned on the Escrow Property (which shall also be part of the Escrow Property) shall be returned by the General Partner directly to each subscriber in proportion to their respective subscriptions and to the period their respective subscriptions were held in escrow. During the Continuous Offering Period (as defined in Paragraph 6 below), all Escrow Property deposited with the Escrow

Agent and any interest earned thereon (which shall also be part of the Escrow Property) shall be paid over and delivered to the Partnership on the first day of the month succeeding the request. Any such request shall be made sufficiently in advance of the first day of a month to provide sufficient time for the Escrow Agent to process the request for delivery to the Partnership on the first day of the month. If subscriptions for Units in the aggregate value of $20,000,000 have not been received during the Initial Offering Period, as evidenced by an affidavit of the General Partner attesting to said fact, the Escrow Property will be paid over and delivered by the Escrow Agent directly to subscribers as soon as practicable after receipt of written directions from the General Partner.

                 3. Prior to delivery of the Escrow Property to the Partnership as described in Paragraph 2 above, the Partnership shall have no title to or interest in the funds on deposit, and such funds shall under no circumstances be subject to the payment or satisfaction of the liabilities or indebtedness of the Partnership.

                 4. The Escrow Agent shall cause all funds deposited with it pursuant to this Escrow Agreement to be maintained and invested as the General Partner shall from time to time direct by written instructions delivered to the Escrow Agent, in an interest-bearing money market account or accounts, which can be readily liquidated on twenty-four hours' notice, in an amount equal to the collected balances in the account or accounts, as permitted under the Securities and Exchange Commission's Rule 240.15c2-4.

                 5. Within 15 days of receipt of a subscription agreement, the General Partner may notify the Escrow Agent that a subscription agreement of a subscriber has not been accepted, and the General Partner may direct the Escrow Agent by written instruction to return any funds held in the escrow for the benefit of such subscriber directly to such subscriber, together with such subscriber's proportionate share of any interest earned on the Escrow Property during the period such funds were held in the escrow.

                 6. The Initial Offering Period for the Units shall mean a period of 90 days commencing on the date the Partnership's Registration Statement is declared effective unless the General Partner terminates the offering at an earlier date or extends the Initial Offering Period for up to an additional 60 days in which case the Initial Offering Period shall mean such period as so terminated or extended. The General Partner shall provide the Escrow Agent with prompt written notice of any such termination or extension. The Continuous Offering Period for the Units shall mean a period commencing on the termination of the Initial Offering Period (if at least 20,000 Units are sold during the Initial Offering Period) and ending upon the sale of 120,000 Units.

                 7.  Any of the persons whose names and signatures appear on
Schedule 1 annexed hereto are authorized by the General Partner to deliver any instruction or notice to the Escrow Agent required or permitted by this Escrow Agreement.

                 8. (a) As Escrow Agent hereunder, you shall have no duties or responsibilities except those expressly set forth herein. The Escrow Agent shall act hereunder merely as a depository and in a ministerial capacity. The Escrow Agent shall not be deemed to be a trustee for any person. In the event checks are received which represent proceeds of subscriptions, Escrow Agent will deposit the checks for collection, but shall be under no duty to enforce the collection of any check. The Escrow Agent shall not be responsible for the form, terms, validity or negotiability of the checks, the validity of any signature on any check, or the authority of any person to sign or issue any check.

                     (b) The Escrow Agent may consult with counsel and shall be fully protected with respect to any action taken or omitted by it in good faith on advice of counsel and you shall have no liability hereunder except for your bad faith or negligence. You shall have no responsibility as to the validity or value of the Escrow Property and you may rely on any certificate, statement, request, consent, agreement or other instrument which you believe to be genuine and to have been signed or presented by a proper person or persons. You shall not be bound by any modification of this Escrow Agreement unless in writing and signed by all parties hereto and actually received by you and, if your duties as Escrow Agent hereunder are affected, unless you shall have given prior written consent thereto. In the event that you shall be uncertain as to your duties or rights hereunder or shall receive instructions from any of the undersigned with respect to the Escrow Property which, in your opinion, are in conflict with any of the provisions of this Escrow Agreement, you shall be entitled to refrain from taking any action other than to retain the Escrow Property until you shall be directed otherwise in writing by the unanimous consent of the parties hereto or by final order of a court of competent jurisdiction.

                     (c) The Escrow Agent may, at its own discretion, refuse to accept any deposits lacking the required documentation or containing discrepancies.

                     (d) In any event when the Escrow Agent receives disbursement instructions, it is expressly understood and agreed that the Escrow Agent shall not be required to make any such disbursement until such amount is, to the Escrow Agent's satisfaction, available in cleared funds. Further, in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of Escrow Property.

                 9. Any notice which the Escrow Agent is required or desires to give hereunder to any of the undersigned shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the following day if given by telegram, or on the third day after mailing if mailed to the party to whom notice is to be given by first class mail, registered or certified with return receipt requested, postage prepaid, and properly addressed as follows:

         To:  Smith Barney Westport Futures Fund L. P.
              and Smith Barney Futures Management Inc.

              390 Greenwich Street - 1st floor
              New York, New York 10013
              Attention:  Mr. David J. Vogel

         To:  Smith Barney Inc.

              390 Greenwich Street - 1st floor
              New York, New York 10013
              Attention:  Mr. David J. Vogel

Notices to the Escrow Agent shall be in writing and shall not be deemed to be given until actually received by the Escrow Agent. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday or bank holiday, such time shall be extended to the Escrow Agent's next business day.

                 10. If any property subject hereto is at any time attached, garnished or levied upon, shall become or be the subject of any court order, or in case the payment, assignment, transfer, conveyance or delivery of the Escrow Property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property, or any part thereof, then in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree, which it is advised by legal counsel of its own choosing, is binding upon it, and if it complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm, or corporation for any losses, claims, costs, payments or expenses by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                 11. The Escrow Agent may resign by giving ten (10) days' written notice to the undersigned, and thereafter shall deliver the Escrow Property to a successor escrow agent acceptable to all parties hereto, which acceptance shall be evidenced by the joint written and signed order of the undersigned. If no such order is received by the Escrow Agent by such resignation date, the obligations of the Escrow Agent shall nevertheless cease and terminate and the Escrow Agent is unconditionally and irrevocably authorized and empowered to send the Escrow Property by registered or certified mail to the respective subscribers thereof.

                 12. SB shall reimburse the Escrow Agent for all out-of-pocket expenses (including, without limitation, New York taxes and other governmental charges) incurred by you in connection with your duties hereunder and shall indemnify you against and save you harmless against any and all claims, liabilities, costs, payments and expenses, including fees of counsel (who may be selected by you), for anything done or omitted by you in the performance of this Agreement, except as a result of your own negligence or bad faith, and you shall have a lien on the Escrow Property for the amount thereof. All such fees and expenses shall be paid by SB.

                 13. In addition, SB agrees to pay the Escrow Agent an Escrow Agent fee of $2,500 per Escrow Account established. Additionally, SB agrees to pay applicable fees as set forth in Schedules 2 and 3 annexed hereto.

                 14. In the event that any checks or other instruments deposited in the account or accounts established to hold the Escrow Property prove uncollectible after the funds represented thereby have been released pursuant to the Agreement, SB shall promptly reimburse the Escrow Agent therefor upon request, and the Escrow Agent shall deliver the returned checks or other instruments to SB.

                 15. Nothing in this Agreement is intended to or shall confer upon anyone other than the parties hereto any legal or equitable right, remedy or claim. This Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York, and may be modified only in writing executed by all parties hereto.

                 16. This Agreement may be executed in one or more counterparts, but in such event each counterpart shall constitute an original and all of such counterparts shall constitute one Agreement.

Dated as of          , 1997
            ---------

                                            Parties to the Escrow
                                            ---------------------

                                            SMITH BARNEY WESTPORT
                                            FUTURES FUND L.P.

                                            By:  Smith Barney
                                                 Futures Management Inc.,
                                                 General Partner

                                            By
                                              ----------------------------

                                            SMITH BARNEY FUTURES
                                            MANAGEMENT INC.

                                            By
                                              ----------------------------

                                            SMITH BARNEY INC.

                                            By
                                              ----------------------------

ACCEPTED:

EUROPEAN AMERICAN BANK

By
  -------------------

                                   SCHEDULE 1

     Name                                  Title                                Signature
     ----                                  -----                                ---------
David J. Vogel                             President and
                                           Director
                                                                             ---------------

Philip M. Waterman, Jr.                    Vice-Chairman
                                           and Director
                                                                             ---------------

Daniel A. Dantuono                         Treasurer
                                           Director and Chief
                                           Financial Officer
                                                                             ---------------